Exhibit 99.1

FOR IMMEDIATE RELEASE
Emdeon to Acquire Chamberlin Edmonds to Expand its Technology-
Enabled Services Platform in the Hospital Market
Acquisition to combine comprehensive government program patient eligibility and enrollment services with Emdeon’s revenue cycle management suite
NASHVILLE, Tenn. (September 7, 2010) — Emdeon Inc. (NYSE: EM), a leading provider of healthcare revenue and payment cycle management solutions, today announced it has entered into a definitive agreement to acquire Chamberlin Edmonds & Associates, Inc., a leading provider of government program eligibility and enrollment services to over 200 acute care facilities in 30 states. Chamberlin Edmonds’ technology-enabled services assist hospitals in lowering the incidence of uncompensated care, reducing bad-debt expense and increasing overall cash flow.
Emdeon will acquire Chamberlin Edmonds, a privately held company, for $260 million in cash. The transaction will be financed through the use of unrestricted cash and borrowings under an amendment to Emdeon’s existing credit facility that will be established simultaneously with the closing of the transaction. In connection with the credit facility amendment, Emdeon has entered into an incremental $100 million financing commitment with Citigroup Global Markets Inc.
Headquartered in Atlanta, Georgia, Chamberlin Edmonds has a 24-year track record of patient advocacy and guiding uninsured patients through the complex processes associated with securing reimbursement from Medicaid, Social Security Disability, state disability, charity care and other community benefit programs. Chamberlin Edmonds’ service model includes highly-trained professionals, such as staff nurses, trained social services personnel and government program specialists, that are located on-site at a hospital and collaborate closely with the hospital’s revenue cycle team. To support its on-site healthcare representatives, Chamberlin Edmonds utilizes its regional resolution centers and centralized back office infrastructure to deliver cost-efficient and comprehensive eligibility services from initial patient referral through the post-application resolution process.
“The acquisition of Chamberlin Edmonds continues Emdeon’s strategic expansion into technology-enabled services that drive meaningful value for our customers and make healthcare more efficient,” said George Lazenby, chief executive officer for Emdeon. “As government programs continue to expand under healthcare reform, hospitals will need better tools to lower the rate of uncompensated care and increase cash flows. The combined company will be able to offer enhanced revenue cycle services designed to help providers navigate the complex systems related to government reimbursement.”
According to the Congressional Budget Office, healthcare reform is expected to result in Medicaid volumes growing from 39 to 55 million eligible individuals by 2014. These Medicaid volume increases will likely impact providers because the amount of uncompensated care provided to low income or unemployed patients is greatly affected by the amount of state Medicaid funding. By integrating Emdeon’s revenue cycle management solutions with Chamberlin Edmonds’ technology-enabled enrollment services, providers will have an enhanced platform to assist patients in applying for financial assistance programs and increase the likelihood of receiving payments for services provided to those patients.
“Chamberlin Edmonds has created a scalable technology-enabled service delivery platform that blends national reach and perspective with local delivery and knowledge,” said T. Ulrich Brechbühl, president and chief executive officer for Chamberlin Edmonds & Associates. “By joining Emdeon, we are significantly better positioned to offer the full suite of tools, technologies, services and expertise required to build an optimized eligibility process, from screening through enrollment and cash recovery, to hospitals nationwide.”
For the six-months ended June 30, 2010, Chamberlin Edmonds’ revenue was approximately $46.3 million. The acquisition is subject to customary closing conditions, including expiration or early termination of the waiting period under the Hart-Scott-Rodino Act, and is expected to close in the fourth quarter of 2010.
About Emdeon
Emdeon is a leading provider of revenue and payment cycle management solutions, connecting payers, providers and patients in the U.S. healthcare system. Emdeon’s product and service offerings integrate and automate key business and administrative functions of its payer and provider customers throughout the patient encounter. Through the use of Emdeon’s comprehensive suite of products and services, which are designed to easily integrate with existing technology infrastructures, customers are able to improve efficiency, reduce costs, increase cash flow and more efficiently manage the complex revenue and payment cycle process. For more information, visit www.emdeon.com.
About Chamberlin Edmonds
Headquartered in Atlanta, Georgia, Chamberlin Edmonds serves as patient advocates and provides custom-tailored eligibility services to hospitals nationwide. Chamberlin Edmonds comprehensive services examine a wide spectrum of uninsured and underinsured patients, including inpatient, outpatient and emergency department cases. The advanced technology of its proprietary web-based system is built on the experience and expertise of some of the most qualified eligibility and enrollment professionals in the industry — its people. Chamberlin Edmonds has more than 24 years of experience in eligibility services, with eight regional offices in the U.S. Please visit www.chamberlinedmonds.com to learn more.
Statements made in this press release that express Emdeon’s or management’s intentions, plans, beliefs, expectations or predictions of future events are forward-looking statements, which Emdeon intends to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These statements often include words such as “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. Such statements include statements regarding the timing or the closing of the transaction; the conditions to closing the transaction and required regulatory approvals; and the availability and terms of the debt financing. Forward-looking statements also may include information concerning Emdeon’s possible or assumed future results of operations, including descriptions of Emdeon’s revenues, profitability and outlook and its overall business strategy. You should not place undue reliance on these statements because they are subject to numerous uncertainties and factors relating to Emdeon’s operations and business environment, all of which are difficult to predict and many of which are beyond Emdeon’s control. Although Emdeon believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect Emdeon’s actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements, including the risks discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections and elsewhere in Emdeon’s Annual Report on Form 10-K for the year ended December 31, 2009, as well as Emdeon’s periodic and other reports, filed with the Securities and Exchange Commission.
You should keep in mind that any forward-looking statement made by Emdeon herein, or elsewhere, speaks only as of the date on which made. Emdeon expressly disclaims any intent, obligation or undertaking to update or revise any forward-looking statements made herein to reflect any change in Emdeon’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.
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615.932.3863
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